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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 8, 2000

                               PHARMACOPEIA, INC.
             (Exact name of registrant as specified in its charter)
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
Delaware                                0-27188                            33-0557266
(State or other jurisdiction of         (Commission File Number)            (IRS Employer Identification No.)
incorporation)

CN5350, Princeton, New Jersey                                              08543-5350
(Address of principal executive offices)                                   (Zip Code)

Registrant's telephone number, including area code:                        (609) 452-3600
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                                 Not Applicable
          (Former name or former address, if changed from last report)


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ITEM 5.  OTHER EVENTS.

         On August 9, 2000, Pharmacopeia, Inc. ("Pharmacopeia") and Oxford Molecular Group Plc ("OMG") announced the execution of a definitive agreement (the "Purchase Agreement") under which Pharmacopeia (through its wholly-owned subsidiary, Molecular Simulations Incorporated) will acquire OMG's software subsidiaries for approximately $27,000,000, comprised of cash and the assumption of certain liabilities. The transaction will be accounted for on a purchase basis.

         The transaction is subject to certain conditions, including the approval of OMG's shareholders.

         The Purchase Agreement and the press release issued in connection therewith are filed as exhibits to this report and are incorporated herein by reference. The description of the Purchase Agreement set forth herein does not purport to be complete and is qualified in its entirety by the provisions of the Purchase Agreement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  The following exhibits are filed herewith:

                  Exhibits:

                  2 Agreement for the sale and purchase of the entire issued share capital of Oxford Molecular Limited and Chemical Design Holdings plc and all the outstanding stock of Oxford Molecular Group, Inc. dated August 8, 2000 between Oxford Molecular Group Plc, Molecular Simulations, Inc. and Pharmacopeia, Inc. (Pursuant to
                           Item 601(b)(2) of Regulation S-K, certain schedules to the Purchase Agreement are omitted. The exhibit contains a list identifying the contents of the schedules and Pharmacopeia agrees to furnish supplementally copies of the schedules to the Securities and Exchange Commission upon request.)

                  99 Text of press release, dated August 9, 2000 issued by Pharmacopeia, Inc.


                                     -2-

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                                   Signatures

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PHARMACOPEIA, INC.


                                   By:   /s/ Thomas M. Carney
                                       ----------------------------------------
                                       Thomas M. Carney
                                       Vice President and General Counsel
                                       (Duly Authorized Officer)


Date:    August 16, 2000


                                     -3-

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                                  EXHIBIT INDEX

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Exhibit
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2              Agreement for the sale and purchase of the entire issued share capital of Oxford Molecular Limited and Chemical Design Holdings plc and all the outstanding stock of Oxford Molecular Group, Inc. dated August 8, 2000 between Oxford Molecular Group Plc, Molecular Simulations, Inc. and Pharmacopeia, Inc. (Pursuant to
               Item 601(b)(2) of Regulation S-K, certain schedules to the Purchase Agreement are omitted. The exhibit contains a list identifying the contents of the schedules and Pharmacopeia agrees to furnish supplementally copies of the schedules to the Securities and Exchange Commission upon request.)

99 Text of press release, dated August 9, 2000 issued by Pharmacopeia, Inc.

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